UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2012

MONDIAL VENTURES, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation or organization)

000-51033 (Commission File Number)	27-441914 (IRS Employer Identification No.)

6564 Smoke Tree Lane, Scottsdale Arizona (principal executive offices)	85253 (Zip Code)

(480) 948-6581
(Registrant’s telephone number, including area code)

 (Former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

¨	Written communications pursuant to Rule 425 under the Securities Act

¨	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

¨	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

¨	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

On November 14, 2012, we filed with the Securities and Exchange Commission a Current Report filed on Form 8-K.  This Amendment No. 1 to our Current Report on Form 8-K is being filed to clarify the first two paragraphs of Item 1.01 and to typo correct the signature line and  heading and title of Exhibit 10.1 hereto. The filing of this Form 8-K/A, Amendment No. 1, is not an admission that our Form 8-K, when filed, knowingly included any untrue statement of a material fact or omitted to state a material fact necessary to make the statements made therein not misleading.

Except as described herein, no other changes have been made to our Current Report on Form 8-K.  We have not updated the disclosures in this Form 8-K/A, Amendment No. 1, to speak as of a later date or to reflect events which occurred at a later date, except as noted.

Item 1.01.    Entry into a Material Definitive Agreement

On October 30, 2012, The Company as the nominee / assignee of CUBO Energy, PLC (“MNVN”, “Assignee”, or “Participant”), entered into a Linear Short Form Agreement (the “AGREEMENT”) with Energy Producers, Inc., a wholly owned subsidiary of EGPI Firecreek, Inc. (“FIRECREEK”, “Assignor”, “Rights Holder”, “Option Holder”),”), with its principal place of business located at 6564 North Smoke Tree Lane, Scottsdale Arizona 85253  (“MNVN”, “Assignee”, or “Participant”), (Firecreek, MNVN are collectively referred to herein as the “PARTIES”).

i) a previous Letter of Intent between the parties is effectively extended through the date of effectiveness of the Definitive Short Form Agreement and ii) CUBO Energy, PLC has elected its nominee / assignee to be Mondial Ventures, Inc.

The material terms of the Linear Short Form Agreement include:

     1. December 31, 2009, Firecreek, through its wholly owned subsidiary Energy Producers, Inc. (“Energy Producers” or “EPI”) closed an Acquisition Agreement including an Assignment of Interests in Oil and Gas Leases (the “Assignment”), with Whitt Oil & Gas, Inc., (“Whitt” or “Operator”) a Texas corporation acquiring 50% working interests and corresponding 32% net revenue interests in oil and gas leases representing the aggregate total of 240 acre leases, reserves, three wells, and equipment located in Callahan, Stephens, and Shakelford Counties, West Central Texas.

     2. Firecreek proposes initially to undertake with MNVN as follows: Prepare to contract for a 3-D Seismic contract covering the Boyette property in Shackelford County, Texas. The seismic study will focus on specific Barnett Shale formation characteristics that will assist in the drilling of one and possibly two Barnett horizontal wells or an equivalent of up to eight vertical wells on the Boyette lease at a proposed initial depth of approximately 5,200’ to 5,500’ feet. There have been recent Barnett wells in the area that have been productive in the oil segment or phase of the Barnett Shale that have justified the seismic study. The onsite seismic work is expected to commence within 90 days.

     3. Price contributed by MNVN for the initial 3-D Seismic study and proposed herewith to buy out 50% partner interests, and other costs with re engaged start up activities: $175,000 of which $10,000 has been received by Firecreek as a deposit to date thereby leaving a balance of $165,000 due.

     4. On successful seismic testing anticipated AFE for Barnet Horizonal Well program would be estimated to be $750,000 per horizontal well. Firecreek to come to terms of agreement regarding financing for the proposed drilling and development should the parties agree to further move forward after the Seismic study.

Legal Description subject to the long form LFA and final legal inspection for Assignment and Bill of Sale for the North 40 Interests:

            i. That certain Oil, Gas and Mineral Lease dated September 17, 2007, by and between Eugene Bell, Lessor, and E & D Bell, LLC, Lessee and that certain Oil, Gas and Mineral Lease dated September 17, 2007, by and between Harold Elledge, Lessor, and E & D Bell, LLC, Lessee each covering the following two (2) parcels of land in Callahan County, Texas:

Tract I: Being 40 acres as near as is practicable in the form of a square around the LCS Production of McWhorter #1 well, Callahan County, Texas.

Tract II: Being 40 acres as near as is practicable in the form of a square around the Ratex Energy,Inc. No. 3 Young well, Callahan County, Texas.

ii. Those two certain Oil and Gas Leases dated December 18, 2009, by and between Juanita B. Boyett Trust, Jearl Silas Boyett, Executor, Lessor, and Whitt Oil  &.  Gas, Inc., Lessee,  to the extent, and to the extent only, that said lease covers all of the Southeast One-fourth (SE/4) of Section 55, B.A.L., A-2746, Stephens and Shackelford Counties, Texas.

The following wells are located on the leases identified, above:

1.	McWhorter No. Well, Texas Lease I.D. 27348, Callahan County, Texas.

2.	Young No. 3 Well, Texas Lease I.D. 26519, Callahan County, Texas.

3.	Boyett Well, Texas, API #42-417-37567, Shackelford County, Texas.

A copy of the Linear Short Form Agreement is attached hereto as Exhibit 10.1.

Item 2.01.   Completion of Acquisition or Disposition of Assets

See Item 1.01 above.

Item 3.02    Unregistered Sales of Equity Securities.

(*)(**) On November 7, by consent of the Board of Directors, the Registrant approved the following issuances of its restricted common stock, par value $0.001 per share, to the following person for services rendered.
Name	Date	Share Amount(****)	Type of Consideration	Fair Market Value of Consideration

Steven Antebi (***)(****)(1) 10550 Fontenelle Way, Los Angeles, California, 90077	11/7/12	5,000,000	Consultant/Advisory	$750,000

(*) Issuances are approved, subject to such persons agreeing in writing to i) comply with applicable securities laws and regulations and make required disclosures; and ii) be solely and entirely responsible for their own personal, Federal, State, and or relevant single or multi jurisdictional income taxes, as applicable.

(**) $750,000 worth of common stock in the immediately preceding table was used primarily in consideration of services rendered to the Company.

(1)	Steven Antebi provides other Business Consulting and advisory services, and is not currently a director, or officer of the Registrant.

 (***) The shares of common stock were issued pursuant to an exemption from registration as provided by Section 4(2) of the Securities Act of 1933, as amended (the “1933 Act”). All such certificates representing the shares issued by the Company shall bear the standard 1933 Act restrictive legend restricting resale.

(****) The shares are to be included for registration in a registration statement on a best efforts basis by the Registrant in accordance with the terms of agreement.

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Identification of Exhibit
10.1	Linear Short Form Agreement Between the Company and EGPI Firecreek, Inc.
10.2	Advisory Agreement between the Company and Steven Antebi dated November 1, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 14, 2012

MONDIAL VENTURES, INC.

By	/s/ Dennis R. Alexander
Dennis R. Alexander, Chief Executive Officer